Schedule of Net Deferred Tax Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Income Tax Disclosure [Abstract]
Net operating loss carryforwards	$ 39,392	$ 30,534
Research and development tax credit carryforwards	5,015	3,912
Accrued expenses and other	2,155	1,545
Total deferred tax assets	46,562	35,991
Depreciation and amortization	(86)	(77)
Total deferred tax liabilities	(86)	(77)
Valuation allowance	(46,476)	(35,914)	$ (29,442)
Net deferred tax assets	$ 0	$ 0